                                POWER OF ATTORNEY

         The undersigned hereby appoints each of Joseph F. Haggerty and Bradley
L. Wideman, or any of them signing singly, and with full power of substitution, the undersigned's true and lawful attorney-in-fact to:

         (1)      prepare, execute in the undersigned's name and on the
                  undersigned's behalf, and submit to the U.S. Securities and
                  Exchange Commission (the "SEC") a Form ID, including
                  amendments thereto, and any other documents necessary or
                  appropriate to obtain codes and passwords enabling the
                  undersigned to make electronic filings with the SEC of reports required by Section 16(a) of the Securities Exchange Act of
                  1934, as amended (the "Exchange Act"), or any rule or
                  regulation of the SEC;

         (2)      execute  for and on  behalf of the  undersigned,  in the
                  undersigned's  capacity  as an  officer and/or  director  of
                  Mylan  N.V.  (the  "Company"),   Forms 3,  4,  and  5  in
                  accordance  with Section 16(a) of the Exchange Act and the rules thereunder;

         (3)      do and perform any and all acts for and on behalf of the
                  undersigned which may be necessary or desirable to complete and execute any such Form 3, 4, or 5, complete and execute any amendment or amendments thereto, and timely file such form with the SEC and any stock exchange or similar authority; and

         (4)      take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such
                  attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being
                  understood that the documents executed by such
                  attorney-in-fact on behalf of the undersigned pursuant to this
                  Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

         The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 16 of the Exchange Act and the rules thereunder.

         This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4, and 5 with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

         IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 27th day of April, 2017.

                                         /s/ Daniel Martin Gallagher, Jr.
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                                                       Signature

                                             Daniel Martin Gallagher, Jr.
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